UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2005

ADESA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-32198	35-1842546
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13085 Hamilton Crossing Boulevard
Carmel, Indiana 46032
(Address of principal executive offices)
(Zip Code)

(800) 923-3725
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02                                             TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

Effective as of May 6, 2005, the at will employment relationship between Mr. Hallett and ADESA, Inc. (“ADESA”) and ADESA Corporation, LLC, under which Mr. Hallett received an annual base salary of $447,000, an annual incentive plan bonus and other applicable employee benefits and perquisites, ceased.

Item 8.01                                             OTHER EVENTS

On May 9, 2005, ADESA issued a press release announcing further management realignment and the departure of Mr. Hallett.  Mr. Hallett’s departure was effective as of May 6, 2005.

A copy of this press release is being filed as an exhibit to this report on Form 8-K and incorporated by reference herein.

Item 9.01                                             FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press release dated May 9, 2005 – “ADESA, Inc. Announces Further Management Realignment”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 11, 2005	ADESA, INC.

	By:	/s/ George Lawrence
George Lawrence
Executive Vice President, General Counsel
and Secretary